Exhibit 10.2

PURCHASE AND SALE AGREEMENT

BY AND AMONG

SENIOR HOUSING PROPERTIES TRUST,

AS PURCHASER,

and

FIVE STAR QUALITY CARE - OBX OWNER, LLC,

FIVE STAR QUALITY CARE – OBX OPERATOR, LLC,

MORNINGSIDE OF CONCORD, LLC,

MORNINGSIDE OF GASTONIA, LLC,

MORNINGSIDE OF RALEIGH, LLC,

MORNINGSIDE OF PARIS, LLC, and

MORNINGSIDE OF WILLIAMSBURG, LLC,

JOINTLY AND SEVERALLY AS SELLERS

JUNE 29, 2016

5.1 Sellers’ Representations	5
5.2 Survival of Sellers’ Representations	6

SECTION VI APPORTIONMENTS	6
6.1 Apportionments	6

SECTION VII [INTENTIONALLY DELETED]	6

SECTION VIII MISCELLANEOUS	7
8.1 Allocation of Liability	7
8.2 Brokers	7
8.3 Financials	7
8.4 Notices	7
8.5 Waivers, Etc	7
8.6 Assignment; Successors and Assigns	7
8.7 Joint and Several Liability	8
8.8 Severability	8
8.9 Entire Agreement	8
8.10 Counterparts, Etc	8
8.11 Performance on Business Days	8
8.12 Section and Other Headings	9
8.13 Time of Essence	9
8.14 Governing Law	9
8.15 NON-LIABILITY OF TRUSTEES	9
8.16 Survival	9

ii

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT is made as of June 29, 2016, by and among SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust, as purchaser (the “Purchaser”), and FIVE STAR QUALITY CARE - OBX OWNER, LLC, a Maryland limited liability company (“OBX Owner”), FIVE STAR QUALITY CARE – OBX OPERATOR, LLC, a Maryland limited liability company (“OBX Operator”), MORNINGSIDE OF CONCORD, LLC, a Delaware limited liability company, MORNINGSIDE OF GASTONIA, LLC, a Delaware limited liability company, MORNINGSIDE OF RALEIGH, LLC, a Delaware limited liability company, MORNINGSIDE OF PARIS, LLC, a Delaware limited liability company, and MORNINGSIDE OF WILLIAMSBURG, LLC, a Delaware limited liability company, as sellers (each, a “Seller” and, jointly and severally, the “Sellers”).

WITNESSETH:

WHEREAS, the Purchaser and Five Star Quality Care, Inc. (the ultimate parent company of each Seller), on behalf of themselves and their respective subsidiaries, are parties to that certain Transaction Agreement of even date herewith (the “Transaction Agreement”); and

WHEREAS, the Purchaser and the Sellers are entering into this Agreement as part of the transactions contemplated by the Transaction Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, each Seller and the Purchaser hereby agree as follows:

SECTION I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings set forth below or in the section of this Agreement referred to below:

1.1                               “Agreement”:  this Purchase and Sale Agreement, together with all of the Exhibits and Schedules attached hereto, as it and they may be amended from time to time as herein provided.  All references to a Schedule or an Exhibit is a reference to a Schedule or an Exhibit attached to the Agreement unless otherwise indicated.

1.2                               “Business Day”:  any day other than a Saturday, Sunday or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

1.3                               “Closing”:  the meaning given in Section 2.2.

1.4                               “Closing Date”:  the meaning given in Section 2.2.

1.5                               “Contracts”:  with respect to any Facility, collectively, all contracts and agreements to which the Seller is a party (or which otherwise relate to any Facility) relating to the ownership (as opposed to the operation) of such Facility; provided, however, in no event shall the Contracts include any Resident Agreements.

1.6                               “Facility”:  with respect to any portion of the Land and/or Improvements, the senior living facility currently being operated on such Land and/or Improvements.

1.7                               “Improvements”:  with respect to any Facility, the buildings, fixtures and other improvements situated on, or affixed to, the Land with respect to such Facility.

1.8                               “Intangible Property”:  with respect to any Facility, collectively, each Seller’s right, title and interest in and to the Contracts, Warranties, transferable Licenses and Permits, and plans, specifications, drawings, surveys, third party reports and similar items, in each case relating to the ownership (as opposed to the operation) of such Facility.

1.9                               “Land”:  the parcel or parcels of land described in Exhibits A-1 through A-7, together with easements, rights of way, licenses and appurtenances which the Sellers may now own or hereafter acquire with respect thereto.

1.10                        “Licenses and Permits”:  all licenses, permits, consents, authorizations, approvals, registrations and certificates issued by any governmental authority which are held by any Seller with respect to any Property, including, without limitation, all such licenses, permits, consents, authorizations, approvals, registrations and certificates issued by any governmental authority necessary for the current use, operation, or occupancy of such Property (or any portion thereof) or the Facility.

1.11                        “New Lease”:  the meaning given in the Transaction Agreement.

1.12                        “OBX Operator”:  the meaning given in the preamble to this Agreement.

1.13                        “OBX Owner”:  the meaning given in the preamble to this Agreement.

1.14                        “Other Property”:  with respect to any Facility, the Personal Property and Intangible Property with respect to such Facility, if any.

1.15                        “Permitted Exceptions”:  collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent; and (b) the liens, encumbrances and other matters identified on Exhibit B.

1.16                        “Personal Property”:  with respect to any Facility, collectively, all furniture, fixtures, equipment, machinery, tools, appliances and other tangible personal property owned by a Seller, located at such Facility and used in connection with the ownership (as opposed to the operation) of such Facility.

1.17                        “Property”:  with respect to each Facility, the Land, the Improvements and the Other Property relating thereto.

1.18                        “Purchase Price”:  the meaning given in Section 2.3.

1.19                        “Purchaser”:  the meaning given in the preamble to this Agreement, together with its permitted successors and assigns.

1.20                        “Resident Agreements”:  with respect to any Facility, all resident agreements and other agreements or arrangements for the use or occupancy of any units, beds or other facilities provided, meals served, goods sold or services provided, in each case, on or at such Facility, or any portion thereof, or in connection with the operation of such Facility.

1.21                        “Seller’s Knowledge”:  the actual knowledge of Bruce J. Mackey Jr., Richard A. Doyle Jr., Scott Herzig, Steve McCray or Katie Potter, in each case, after due inquiry.

1.22                        “Sellers”:  the meaning given in the preamble to this Agreement, together with their permitted successors and assigns.

1.23                        “Tenant”:  Five Star Quality Care Trust, a Maryland statutory trust.

1.24                        “Title Company”:  Commonwealth Land Title Insurance Company.

1.25                        “Transaction Agreement”:  the meaning given in the recitals to this Agreement.

1.26                        “Transaction Documents”:  the meaning given in the Transaction Agreement.

1.27                        “Warranties”:  with respect to any Facility, collectively, all assignable warranties or guaranties, if any, presently in effect from contractors, suppliers or manufacturers of Improvements and Personal Property installed in, or used in connection with, the Land or any of the Improvements with respect to such Facility.

SECTION II

PURCHASE AND SALE; CLOSING

2.1                               Purchase and Sale.  In consideration of the payment of the Purchase Price by the Purchaser to the Sellers and for other good and valuable consideration, the Sellers hereby agree to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Sellers, the Properties for the Purchase Price, subject to and in accordance with the terms and conditions of this Agreement.

2.2                               Closing.  The purchase and sale of the Properties shall be consummated at a closing (the “Closing”) to be held at the offices of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, or at such other location as the Sellers and the Purchaser may agree, at 10:00 a.m., local time, on June 29, 2016 (the “Closing Date”).

2.3                               Purchase Price.

(a)                                 The purchase price to be paid for the Properties (the “Purchase Price”) shall be One Hundred Twelve Million Three Hundred Fifty Thousand and 00/100 Dollars

($112,350,000.00).  The Purchase Price shall be paid by the Purchaser to or at the direction of the Sellers at the Closing.

(b)                                 The Purchase Price shall be payable in immediately available federal funds by wire transfer to an account or accounts to be designated by the Sellers.

SECTION III

CONDITIONS TO THE PURCHASER’S OBLIGATION TO CLOSE

The obligation of the Purchaser to acquire the Properties shall be subject to the satisfaction of the following conditions precedent on and as of the Closing Date:

3.1                               Closing Documents.  Each Seller, where applicable, shall have delivered to the Purchaser the following with respect to its Property:

(a)                                 A good and sufficient deed with covenants against grantor’s acts, in the form of Exhibit C, duly executed and acknowledged by such Seller, conveying title to such Property, free from all liens and encumbrances other than Permitted Exceptions;

(b)                                 One or more bills of sale and assignment and assumption agreements, in the form of Exhibit D, duly executed and acknowledged by such Seller, with respect to the assignment and assumption of all of such Seller’s Personal Property and Intangible Property, to the extent assignable, with respect to such Property (it being understood and agreed that no portion of the Purchase Price is allocated to any such Personal Property or Intangible Property) (the “Assignment Agreements”);

(c)                                  To the extent the same are in any Seller’s possession or control, original, fully executed copies of all Contracts, Licenses and Permits and all other material documents and agreements, plans and specifications pertaining to such Property;

(d)                                 An affidavit dated as of the Closing Date, in respect of Section 1445 of the Internal Revenue Code of 1986, as amended, sufficient to provide an exemption under subdivision (b) thereof; and

(e)                                  A parties in possession affidavit, mechanic’s lien affidavit, survey affidavit (indicating no changes since the date of the last survey provided to the Purchaser), a gap indemnity and such other conveyance documents, certificates, deeds and other instruments as the Purchaser or the Title Company may reasonably require.

3.2                               Title Policies.  The Title Company shall be irrevocably committed to issue one or more title insurance policies in the aggregate amount of the Purchase Price, insuring fee simple title to the Properties is vested in the Purchaser or its designee or assignee, subject only to the Permitted Exceptions, with such endorsements as shall be reasonably required by the Purchaser and available in the applicable state(s) in which the applicable Property is located.

3.3                               Termination of OBX Lease.  OBX Owner and OBX Operator shall have terminated that certain Master Lease Agreement, dated as of December 3, 2008, between OBX Owner and OBX Operator, as it relates to the Properties.

3.4                               Other Conditions.  The Closing shall occur simultaneously with the closing of the other transactions contemplated by the Transaction Agreement.

SECTION IV

CONDITIONS TO SELLERS’ OBLIGATION TO CLOSE

The obligation of the Sellers to convey the Properties to the Purchaser is subject to the satisfaction of the following conditions precedent on and as of the Closing Date:

4.1                               Purchase Price.  The Purchaser shall have delivered to the Sellers the Purchase Price payable hereunder.

4.2                               Closing Documents.  The Purchaser shall have delivered to the Sellers duly executed and acknowledged counterparts of the Assignment Agreements.

4.3                               Other Conditions.  The Closing shall occur simultaneously with the closing of the other transactions contemplated by the Transaction Agreement.

SECTION V

REPRESENTATIONS AND WARRANTIES OF SELLERS

5.1                               Sellers’ Representations.  To induce the Purchaser to enter into this Agreement, each Seller represents and warrants to the Purchaser as follows:

(a)                                 Existing Debt, Etc.  No Seller has entered into any contract or agreement with respect to the financing of any of the Properties which will be binding on the Purchaser after the Closing.

(b)                                 Utilities, Etc.  To such Seller’s Knowledge, all utilities and services necessary for the current use and operation of the Properties (including, without limitation, road access, gas, water, electricity and telephone) are available thereto.  To such Seller’s Knowledge, no fact, condition or proceeding exists which would result in the termination or impairment of the furnishing of such utilities to any of the Properties.

(c)                                  Compliance With Law.  To such Seller’s Knowledge, (i) there is no violation, in any material respect, of any federal, state, municipal and other governmental statutes, ordinances, by-laws, rules, regulations or any other legal requirements with respect to the ownership, operation, use, maintenance or condition of any of the Properties which remains uncured, including, without limitation, those relating to licensing, construction, occupancy, zoning, adequacy of parking, environmental protection, occupational health and safety and fire safety applicable thereto; and (ii) there are presently in effect and in good standing all Licenses and Permits and other authorizations necessary for the current use, occupancy and operation of the Properties.  None of the Sellers has received written notice of any threatened request, application, proceeding, plan or study which would materially adversely affect the present use or zoning of any of the Properties or which would modify or realign any adjacent street or highway.

(d)                                 Taxes.  To such Seller’s Knowledge, other than the amounts disclosed by tax bills, no taxes or special assessments of any kind (special, bond or otherwise) are or have been levied with respect to any of the Properties, or any portion thereof, which are outstanding or unpaid, other than amounts not yet due and payable or, if due and payable, not yet delinquent, and, to such Seller’s Knowledge, no such levies are pending or threatened.

(e)                                  Hazardous Substances.  To such Seller’s Knowledge, none of the Sellers nor any tenant or other occupant or user of any of the Properties, or any portion thereof, has stored or disposed of (or engaged in the business of storing or disposing of) or has released or caused the release of any hazardous waste, contaminants, oil, radioactive or other material on any of the Properties, or any portion thereof, in violation of any applicable Federal, state or local statutes, laws, ordinances, rules or regulations, and, to the Sellers’ Knowledge, except as disclosed in writing to the Purchaser, the Properties are free from any such hazardous waste, contaminants, oil, radioactive and other materials, except any such materials maintained in accordance with applicable law.

(f)                                   Not a Foreign Person.  None of the Sellers is a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

5.2                               Survival of Sellers’ Representations.  All representations and warranties made in this Agreement by the Sellers shall survive the Closing for a period of one (1) year.

SECTION VI

APPORTIONMENTS

6.1                               Apportionments.  There shall be no apportionments of any items of income or expense with respect to the Properties on the Closing Date, it being acknowledged and agreed that the Sellers shall be responsible for the payment of all such items as the owner of the Properties prior to the Closing Date and the Tenant shall be responsible for the payment of all such items as the tenant under the New Lease from and after the Closing Date.

SECTION VII

[INTENTIONALLY OMITTED]

SECTION VIII

MISCELLANEOUS

8.1                               Allocation of Liability.  It is expressly understood and agreed that the Sellers shall be liable to third parties for, and shall indemnify, defend and hold harmless the Purchaser from and against, any and all obligations, claims, losses, damages, liabilities and expenses arising out of events, contractual obligations, acts, or omissions of the Sellers that occurred in connection with the ownership or operation of, or conduct of business on, the Properties prior to the Closing.

8.2                               Brokers.  Each of the parties hereto represents to the other parties that it dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby.  Each party shall indemnify and hold harmless each other party and their respective legal representatives, heirs, successors and assigns from and against any loss, liability or expense, including, reasonable attorneys’ fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any other broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with the indemnifying party.

8.3                               Financials.  The Sellers shall provide the Purchaser with access to the books and records of the Sellers for the purpose of preparing audited financial statements for the Properties with respect to the last three (3) calendar years immediately preceding the Closing Date and the stub period for the calendar year in which the Closing Date occurs, such financial statements to be prepared at the Purchaser’s sole cost and expense.  The Sellers shall provide the Purchaser and its accountants with such certifications with respect to such financials as they shall from time to time reasonably require.

8.4                               Notices.  Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if given in accordance with the notice provisions of the Transaction Agreement.

8.5                               Waivers, Etc.  Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party’s right at a later time to enforce or require performance of such provision or any other provision hereof.  This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

8.6                               Assignment; Successors and Assigns.  This Agreement and all rights and obligations hereunder shall not be assignable (a) by any Seller without the written consent of the Purchaser; or (b) with respect to any Property, by the Purchaser without the written consent of the Seller of such Property hereunder, except that the Purchaser may assign this Agreement, in whole or in part, to any entity wholly owned, directly or indirectly, by the Purchaser; provided, however, that, in the event this Agreement shall be assigned to any entity wholly owned, directly or indirectly, by the Purchaser, the Purchaser named herein shall remain liable for the obligations of the “Purchaser” hereunder.  In addition, the Purchaser, without the consent of any Seller but after having given written notice to the Sellers, may elect to vest title in certain assets comprising the Properties to a designee of the Purchaser, which election shall not be deemed an assignment and the Purchaser shall remain liable for the obligations of the “Purchaser” hereunder; provided, however, that such designee shall be an affiliate or subsidiary of the Purchaser.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

8.7                               Joint and Several Liability.  The obligations and liabilities under this Agreement of each Seller shall be joint and several with the obligations and liabilities of each other Seller.

8.8                               Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

8.9                               Entire Agreement.  This Agreement and the Transaction Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

8.10                        Counterparts, Etc.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

8.11                        Performance on Business Days.  In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

8.12                        Section and Other Headings.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

8.13                        Time of Essence.  Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

8.14                        Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts and the parties hereby consent to the jurisdiction of the courts of The Commonwealth of Massachusetts with respect to any disagreement as between the parties hereto, subject to the provisions of the Transaction Agreement.

8.15                        NON-LIABILITY OF TRUSTEES.  THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING SENIOR HOUSING PROPERTIES TRUST, DATED SEPTEMBER 20, 1999, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SENIOR HOUSING PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SENIOR HOUSING PROPERTIES TRUST.  ALL PERSONS DEALING WITH SENIOR HOUSING PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF SENIOR HOUSING PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

8.16                        Survival.  The provisions of this Section VIII shall survive the Closing under this Agreement or the earlier termination of this Agreement.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the date first above written.

SELLERS:

FIVE STAR QUALITY CARE - OBX OPERATOR, LLC,
FIVE STAR QUALITY CARE – OBX OWNER, LLC,
MORNINGSIDE OF CONCORD, LLC,
MORNINGSIDE OF GASTONIA, LLC,
MORNINGSIDE OF PARIS, LLC,
MORNINGSIDE OF RALEIGH, LLC, and
MORNINGSIDE OF WILLIAMSBURG, LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the foregoing entities

PURCHASER:

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

Exhibits A-1 through A-7

The Land

[See attached copies.]

Morningside of Concord

500 Penny Lane, N.E.

Concord, NC  28025

EXHIBIT A-1

LEGAL DESCRIPTION

Lying and being in Cabarrus County, North Carolina, and more particularly described as follows:

Lying and Being in the City of Concord, Number FOUR (4) Township, Cabarrus County, North Carolina and Being all of Lot Number FIVE (5) of the Revised Recombination Plat of Lots 5 & 6 of CABARRUS PROFESSIONAL PARK, as surveyed and platted, a copy of which plat is on file in the Office of the Register of Deeds for Cabarrus County in Map Book 30, Page 29, to which reference is hereby made for a complete description by metes and bounds.

And being the same property as described by the following metes and bounds description:

ALL that certain piece, parcel or tract of land situated, lying and being in the City of Concord, No. 12 Township, Cabarrus County, State of North Carolina, containing 4.540 acres and being more particularly described having the following metes and bound, as follows, to wit:

Commencing at NCGS Monument “SKYWAY” (N 623,408.66, E 1,523,302.46), thence S 41° 00’ 55” E, 2731.54 feet (Ground) to an iron pin found in the right-of-way of Penny Lane, and the corner of Lot 7 of CABARRUS PROFESSIONAL PARK said point being the point of BEGINNING; thence turning and running with the lot line of said Lot S 87° 21’ 30” E, 423.36 feet to an iron pin found thence turning and running S 05° 47’ 56” E, 143.43 feet to an iron pin found, thence turning and running S 31° 39’ 51” W, 461.54 feet to an iron pin found, thence turning and running N 52° 49’ 19” W, 426.67 feet to an iron pin found on the right-of-way of Penny Lane; thence turning and running with the right-of-way of Penny Lane N 37° 55’ 31” E, 135.79 feet to a concrete monument found; thence along the arc of a curve to the left having a radius of 292.25 feet, a chord bearing and distance of N 30° 41’ 12” E, 73.69 and an arc length of 73.89 feet to an iron pin found, thence continuing along said right-of-way a curve to the left having a radius of 292.25 feet, a chord and bearing distance of N 10° 37’ 20” E, 128.93 feet and an arc length of 130.00 to the point of being, as shown on a plat of survey by Smith Surveyors, Inc. the 11th day of June 2002.

Morningside of Gastonia

2755 Union Road

Gastonia, NC  28054

EXHIBIT A-2

LEGAL DESCRIPTION

Lying and being in Gaston County, North Carolina, and more particularly described as follows:

All that certain piece, parcel or tract of land, situate, lying and being in the City of Gastonia, Gaston Township, Gaston County, North Carolina containing 5.600 acres and being more particularly described having the following metes and bounds, as follows, to-wit:

Commencing at an existing concrete monument on the westerly boundary line of property of Carolina Garden Center, said monument being the northeast corner of Southpines Subdivision lot 31 as recorded in Plat book 38 at Page 40 of said Gaston County records; thence S 34° 26’ 58” E a distance of 329.56 feet to an iron pin found, being the TRUE POINT OF BEGINNING; thence turning and running N 89° 28’ 10” E a distance of 643.13 feet to a point at the point of intersection with the west eighty (80’) foot right-of-way line of Union Road (US 274); thence turning and running S 00° 26’ 00 E with said west right-of-way line a distance of 525.64 feet to an iron pin found at the point of intersection with the north boundary line of D. M. Boyd as recorded in Deed book 2426 at Page 940; thence turning and running N 89° 10’ 31” W along said north boundary line a distance of 293.51 feet to the point of intersection with said east boundary line of Southpines Subdivision as recorded in Plat Book 37 at Page 21; thence turning and running N 34° 27’ 01” W along said east boundary line a distance of 625.07 feet to the TRUE POINT OF BEGINNING, as shown on plat of survey by Smith Surveyors, Inc the 12th day of June in the year of our Lord two thousand and two and in the two hundred and twenty fifth year of the Sovereignty and Independence of the United States of America.

TOGETHER WITH a twenty (20) foot wide storm drainage easement, created by Deed of Sewer Easement and Agreement recorded in Book 2694, page 888 and being part of Deed Book 1206 at Page 0544 of the Gaston County records and located in the City of Gastonia, Gaston Township, Gaston County, North Carolina, being more particularly described as follows:

Commencing at an existing concrete monument on the westerly boundary line of said Deed Book 1206 at Page 0544, said monument being the northeast corner of Southpines lot 31 as recorded Plat Book 38 at Page 40 of said Gaston County records; thence S 34° 27’ 00” E along the east boundary line of said Southpines as recorded in Plat Book 38 at Page 40 and Southpines as recorded in Plat Book 37 at Page 21, being said westerly boundary line of said Deed Book 1206 at Page 0544 a distance of 329.49 feet to an existing iron pipe; thence a new line N 89° 28’ 10” E a distance of 202.13 feet to the southwest corner of said 20’ wide storm drainage easement, being the True Point of Beginning; thence N 00° 31’ 50” W a distance of 367.69 feet to the point of intersection with the north boundary line of said Deed Book 1206 at Page 0544; thence N 82° 56’ 55” E along said north boundary line a distance of 20.13 feet; thence S 00° 31’ 50” E a distance of 369.97 feet; thence S 89° 28’ 10” W a distance of 20.00 feet to the True Point of Beginning, containing 7,377 square feet.

Morningside of Raleigh

801 Dixie Trail

Raleigh, NC  27607

EXHIBIT A-3

LEGAL DESCRIPTION

Lying and being in Wake County, North Carolina, and more particularly described as follows:

All that certain lot or parcel of land in the City of Raleigh, Wake County, North Carolina, more particularly described as follows:

Beginning at a point at the intersection of the southern line of Wade Avenue with the western line of Dixie Trail; from such beginning point along the western line of Dixie Trail South 04°32’56” West 187.50’; South 11°11’51” West 124.21’; North 86°37’38” West 656.58’ to the centerline of Beaver Dam Branch; thence along the centerline of Beaver Damn Branch North 10°46’28” East 12.86’; North 26°53’30” East 19.96’; North 44°54’03” East 22.54’; North 34°58”11” East 53.79’; North 79°42’01” East 17.42’; South 06°24’33” East 14.92’; South 39°30’06’ East 34.49’; South 89°38’45” 24.31’; North 59°25’51” East 24.44’; North 45°07’47” East 26.30’; North 17°12’40” East 31.15’; North 46°24’27” East 13.23’ North 57°50’26” East 39.55’; North 09°41’05” East 14.64’; North 16°10’58” West 49.71’; North 11°’46’24” East 37.37’; North 27°19’31” East 29.56’; North 50°37’36” East 36.48’ to a point in the southern line of Wade Avenue; along the southern line of Wade Avenue South 87°16’54” East 441.73’ to the point of beginning, according to the ALTA/ACSM Land Title Survey dated February 23, 2012 prepared by S.D. Puckett & Associates, P.C.

Sweetgrass Court

1010 Anna Knapp Blvd

Mt. Pleasant, SC

EXHIBIT A-4

LEGAL DESCRIPTION

PARCEL I:

All that certain piece, parcel or tract of land, with the improvements thereon, situate, lying and being in the Town of Mt. Pleasant, County of Charleston, State of South Carolina, shown and designated as “Parcel B-2, 3.1366 Acres” as shown on that certain plat entitled “Final Plat showing Residual Land known as Queensborough owned by East Bay Company, Limited, and Lands of Others subdivided from Queensborough, Town of Mount Pleasant, Charleston County, SC” dated March 9,1992 and revised June 29,1992, and recorded in Plat Book CH, Page 141, on June 30, 1992, in the RMC Office for Charleston County. Said tract of land having such size, shape, dimensions, buttings and boundings as will appear on said plat, reference to which is craved for a more complete and full description.

Said property also being set forth on that certain plat entitled “ALTA/ACSM LAND TITLE SURVEY PARCEL B-2 1010 ANNA KNAPP BOULEVARD” prepared by SouthStar Surveying, Inc., dated November 3, 1997, and further described as follows:

Commencing at the intersection of Anna Knapp Boulevard Extension and Mathis Ferry Road; thence traveling southeasterly along the right-of-way of Anna Knapp Boulevard Extension a distance or 555+/- to the TRUE POINT OF BEGINNING, an old iron pin; thence traveling southeasterly along the right-of-way of Anna Knapp Boulevard Extension along the chord of a curve to the right with a radius of 469.55, Chord Course: South 08°52’38” West and Chord Length: 215.86 feet to an old iron pin; thence along a line with a course: South 55°59’43” East, Length: 185.28 feet to an old concrete monument; thence along a line with a course: North 79°10’38” East, Length: 200.02 feet to an old iron pin; thence along a line with a course: North 09°57’18” West, Length: 81.00 feet to an old iron pin; thence along a line with a course: North 48°49’25” East, Length: 256.72 feet to an old iron pin; thence along a line with a course: North 40°10’56” West, Length; 118.64 feet to an old iron pin; thence along the chord of a curve to the left with a radius of 71.00 feet, (71.00 feet record and 70.00 feet survey) Chord Course: North 71°01’28” West, Chord Length: 69.50 feet to an old iron pin; thence along a line with a course: South 79°40’12” West, Length 342.90 feet to an old iron pin; thence along the chord of a curve to the left with a radius of 20.00 feet, Chord Course: South 37°37’45” West, and chord Length: 26.79 feet to an old iron pin, said pin being the TRUE POINT OF BEGINNING.

EASEMENT NO. ONE:

TOGETHER WITH easement rights and subject to rights of others and the burdens created by that certain storm drainage easement granted by Grant of Easement by East Bay Co., Ltd. To Clare Bridge of Charleston, LLC, dated January 2, 1997 and recorded in Book S-280, Page 162 and re-recorded in Book S-281, Page 739 in the RMC Office for Charleston County, South Carolina.

EASEMENT NO. TWO:

TOGETHER WITH easement rights and subject to rights of others and the burdens created by granted by that certain water line easement granted by Grant of Water Line Easement by East Bay Co., Ltd. To Clare Bridge of Charleston, LLC, dated April 11, 1997 and recorded on April 29, 1997 in Book J-283, Page 616, in the RCM Office for Charleston County, South Carolina.

Sweetgrass Village

601 Mathis Ferry Rd

Mt. Pleasant, SC

EXHIBIT A-5

LEGAL DESCRIPTION

FEE SIMPLE PARCEL:

All that certain piece, parcel, or lot of land, lying and being in the Town of Mount Pleasant, County of Charleston, State of South Carolina, being located on the southerly right-of-way line of Mathis Ferry Road (S-10-56) being approximately 1.3 miles northeast of the intersection of Mathis Ferry Road and U.S. Highway 17 North and having the following metes and bounds to wit:

Beginning at a point on the southerly right-of-way of Mathis Ferry Road (S-10-56) and noted as point of beginning and running along the said right-of-way line of Mathis Ferry Road (S-10-56) South 78°40’31” East for a distance of 382.97 feet to a point; thence turning and running South 05°39’11” West for a distance of 400.08 feet to a point; thence turning and running North 78°55’22” West for a distance of 408.83 feet to a point; thence turning and running North 09°21’59” East for a distance of 400.12 feet to the point of beginning.

EASEMENT PARCEL:

TOGETHER WITH the easement rights and subject to rights of others and the burdens created by a perpetual, nonexclusive, free and uninterrupted right-of-way, privilege and easement (the “Easement”) recorded in Book D311, Page 425, Charlestown County Registry, to locate, place lay and maintain water and sewer mains, pipes, laterals and appurtenances over, through, along and under the certain property, located in the Town of Mount Pleasant, South Carolina as depicted on that certain plat of survey dated January 26, 1988, prepared by ARC Surveying & Company, and entitled “Mount Pleasant, ALTA Survey of Parcel B, Charleston County, South Carolina” as recorded in Plat Book EC, at Page 543, Charleston County records and more particularly described as follows:

Commencing at an iron pin found at the intersection of the northeast corner of Parcel B and the northern right-of-way of Mathis Ferry Road; thence turning and running in a southerly direction South 05°39’11” West for a distance of 287.19 feet to a point, said point being the true point of beginning; thence turning and running in an easterly direction South 53°52’21” East for a distance of 45.74 feet to a point; thence turning and running in a southerly direction South 36°07’39” West for a distance of 15.00 feet to a point; thence turning and running in a westerly direction North 53°52’21” West for a distance of 36.91 feet to a point; thence turning and running in a northerly direction North 05°39’11” East for a distance of 17.40 feet to the true point of beginning.

Morningside of Paris

350 Volunteer Drive

Paris, TN 38242

EXHIBIT A-6

LEGAL DESCRIPTION

Land is situated in Henry County, Tennessee:

Land in the 1st Civil District of Henry County, Tennessee, being all of the land on the Morningside of Paris, L.P. Minor Subdivision Plat, of record in Plat Cabinet E, Slide 171, in the Register’s Office of Henry County, Tennessee, to which plat reference is made for a more particular description.

SAID LAND BEING DESCRIBED ON SURVEY BY PREPARED BY L.I. SMITH & ASSOCIATES, INC., DATED MARCH 8, 2012, LAST REVISED ON MARCH 22, 2012, PROJECT NO. 106-027.02/7133, AS FOLLOWS:

BEGINNING at a 1/2 -inch rebar found at the northeast corner of Walters, Record Book 208, Page 491, being 30 feet from the center of Volunteer Drive; runs thence with Walters South 89 degrees 06 minutes 49 seconds West 460.34 feet to a 1/2-inch rebar found at the southeast corner of Paris Harbor Estates; thence with Paris Harbor Estates as follows:

North 22 degrees 54 minutes 19 seconds East 484.83 feet to a 1/2-inch rebar found;

North 44 degrees 35 minutes 40 seconds East 68.35 feet to a 1/2-inch rebar found;

North 45 degrees 00 minutes 54 seconds East 51.10 feet to a 1/2-inch rebar found;

North 44 degrees 56 minutes 43 seconds East 42.78 feet to a 1/2-inch rebar found;

North 47 degrees 07 minutes 23 seconds East 56.24 feet to a 1/2-inch rebar found;

North 78 degrees 32 minutes 15 seconds East 53.19 feet to a 1/2-inch rebar found;

South 67 degrees 27 minutes 55 seconds East 84.10 feet to a 1/2-inch rebar found in the right-of-way of Volunteer Drive; thence with the right-of-way as follows:

South 22 degrees 30 minutes 55 seconds West 4.86 feet;

Along a curve to left 143.54 feet, having a radius of 488.30 feet, and being subtended by a chord bearing and distance of South 11 degrees 20 minutes 43 seconds West, 143.03 feet;

Along a curve to left 42.19 feet, having a radius of 488.30 feet, and being subtended by a chord bearing and distance of South 00 degrees 26 minutes 56 seconds West, 42.17 feet;

South 02 degrees 27 minutes 55 seconds East 384.62 feet to the Point of Beginning and containing 4.30 acres, more or less, as surveyed by Thomas A. Young, Tennessee Registered

Land Surveyor Number 2265, of L. I. Smith & Associates, 302 North Caldwell Street, Paris, TN 38242, on March 22, 2012. Bearings are based upon Deed Book 249, Page 231.

TOGETHER WITH, (i) a perpetual easement for the purpose of installing and maintaining a ten-inch sewer line, together with the right of ingress and egress thereto, as granted in that certain Easement from Henry County, Tennessee, to the City of Paris, Tennessee, Board of Public Utilities and Donald L. Hayes and wife, Gwendolyn W. Hayes, and James H. Wiseman and wife, Doris Wiseman, recorded in Deed Book 180, page 390, in the Register’s Office for Henry County, Tennessee, and (ii) a perpetual easement appurtenant to the Premises for the installation, construction, maintenance and repair of a sewer truck line, together with the right of ingress and egress thereto, across that portion of the remaining property of the Grantors in Deed Book 235, Page 242, as corrected in Deed Book 246, Page 661, both in the Register’s Office for Henry County, Tennessee, more particularly described as follows:

A twenty foot (20’) sanitary sewer easement lying ten feet (10’) on either side of the following described centerline:

COMMENCING at an existing sanitary sewer manhole located on property conveyed to Henry County in Deed Book 56, Page 294, in the Register’s Office for Henry County, Tennessee; thence with a new 8” sanitary sewer line, North 72 degrees 14 minutes 30 seconds East, 159.36 feet to a new manhole on the west line of Swayne, et al, in Deed Book 235, Page 242, as corrected in Deed Book 246, Page 66, both in the Register’s Office for Henry County, Tennessee; said manhole is located South 01 degree 41 minutes 15 seconds East, 294.72 feet from an iron pin found in the northwest corner of Swayne, et al, and being the TRUE POINT OF BEGINNING; runs thence;

South 81 degrees 18 minutes 06 seconds East, 294.79 feet to a new manhole;

South 84 degrees 33 minutes 36 seconds East, 124.80 feet to a new manhole;

North 67 degrees 55 minutes 53 seconds East, 108.54 feet to a new manhole;

South 61 degrees 54 minutes 21 seconds East, 171.05 feet to a new manhole;

South 87 degrees 04 minutes 34 seconds East, 210.88 feet to a new manhole, the point of terminus, said point of terminus being located North 81 degrees 08 minutes 57 seconds West, 98.40 feet from a set iron pin in the west right-of-way of Volunteer Drive, the northeast corner of the above described 3.58 acre tract.

Derivation:  This being the same property conveyed to Grantor by the deed recorded with the Register’s Office of Henry County, Tennessee in Book 218, Page 823 and Book 249, Page 231.

Morningside of Williamsburg

440 McLaws Circle

Williamsburg, VA  23185

EXHIBIT A-7

LEGAL DESCRIPTION

All that certain lot, piece or parcel of land situate, lying and being in Roberts District, James City County, Virginia, and more particularly described as Parcel 8, 218,506 square feet, more or less, or 5.0162 acres, more or less, as shown on that certain plat entitled “Plat of Parcel 8 Being a Subdivision of Busch Corporate Center-Williamsburg, James City County, VA,” dated October 29,1996, made by Langley and McDonald P.C., Engineers-Surveyors-Planners, Virginia Beach-Williamsburg, Virginia, and recorded in the Clerk’s Office of the Circuit Court for the City of Williamsburg and County of James City in Plat Book 66, Page 45.

FURTHER DESCRIBED AS:

BEGINNING at an iron rod found, located on the northwesterly right of way line of McLaws Circle, said point being approximately 1200’ southwesterly from the intersection of the northerly right of way line of McLaws Circle and the southwesterly right of way line of Pocahontas Trail (State Route 60); being a corner of this parcel and the lands now or formerly of Williamsburg Commerce;

Thence departing the lands now or formerly of Williamsburg Commerce and along the northwesterly right of way line of McLaws Circle, along a curve to the left with a radius of 404.73’, an arc distance of 242.12’ a chord distance of 238.53’ and a chord bearing of S 40° 56’ 16” W to an iron rod found, being a corner of this parcel the lands now or formerly of Busch Properties, Inc.;

Thence departing the northwesterly right of way line of McLaws Circle and along the lands now or formerly of Busch Properties, Inc., N 46° 03’ 31” W a distance of 589.13’ to an iron rod found on the southerly right of way line of State Route 199, being a corner of this parcel and the lands now or formerly of Busch Properties, Inc.;

Thence departing the lands now or formerly of Busch Properties, Inc., and along the southerly right of way line of State Route 199, the following courses;

along a non-tangent curve to the left with a radius of 7744.44’, an arc distance of 385.49’ a chord distance of 385.45’ and a chord bearing of N 60° 12’ 26” E to an iron rod found;

Thence N 65° 13’ 27” E a distance of 115.50’ to a concrete VDH monument found;

Thence N 77° 58’ 32” E a distance of 122.35’ to an iron rod found; being a corner of this parcel and the lands now or formerly of Williamsburg Commerce;

Thence departing the southerly right of way line of State Route 199, along the lands now or formerly of Williamsburg Commerce, S 02° 29’ 15” E a distance of 494.49’ to the Point of Beginning.

BEING the same real estate conveyed to Morningside Holdings of Williamsburg, LLC, a Delaware limited liability company, by deed from Williamsburg Assisted Living Retirement Community, Inc., a Virginia corporation, dated October 1, 2002, recorded October 4, 2002, in the Clerk’s Office, Circuit Court, City of Williamsburg and James City County, Virginia, as Instrument Number 020022915.

Parcel ID No.: 5020100082

Exhibit B

Permitted Exceptions

[See attached copies.]

Morningside of Concord

EXHIBIT B-1

PERMITTED ENCUMBRANCES

1.              The lien of all taxes for the year 2016 and thereafter, which are not yet due and payable.

2.              Declaration of covenants, conditions, restrictions, easements, charges, assessments and liens (but omitting any covenants or restrictions, if any, based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, or source of income, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law) recorded in Book 679, Page 247; as amended by instrument recorded in Book 724, Page 286; and any amendments and/or supplements thereto.

3.              Building restriction lines, easements, and any other matters shown on map or plat recorded in Map Book 30, Page 25.

4.              Building restriction lines, easements, and any other matters shown on map or plat recorded in Map Book 30, Page 29.

5.              Title to that portion of the Land within the bounds of Penny Lane.

6.              Easement(s) or right(s)-of-way in favor of City of Concord recorded in Book 1159, Page 225.

7.              Terms and Conditions of, and easement(s) or right(s)-of-way contained in, that Cable Television Installation Agreement recorded in Book 2571, Page 208.

8.              Subject to rights of tenants and residents only under unrecorded leases and/or agreements with no purchase options or rights of first refusal.

9.              Matters that would be shown on a current accurate ALTA/NSPS survey.

Morningside of Gastonia

EXHIBIT B-2

PERMITTED ENCUMBRANCES

1.              The lien of all taxes for the year 2016 and thereafter, which are not yet due and payable.

2.              Building restriction lines, easements, and any other matters shown on map or plat recorded in Plat Book 56, Page 41.

3.              Easement(s) or right(s)-of-way in favor of Time Warner Cable Enterprises LLC recorded in Book 4737, Page 1560.

4.              Terms and conditions of, and rights of others in and to the use of the property subject to, the appurtenant easement(s) recorded in Book 2694, Page 888.

5.              Terms and Conditions of, and easement(s) or right(s)-of-way contained in, that Cable Television Installation Agreement recorded in Book 2982, Page 547.

6.              Easement(s) or right(s)-of-way in favor of Southern Public Utilities Company recorded in Book 242, Page 507.

7.              Easement(s) or right(s)-of-way in favor of Duke Power Company recorded in Book 602, Page 308.

8.              Easement(s) or right(s)-of-way in favor of Duke Power Company recorded in Book 790, Page 404.

9.              Easement(s) or right(s)-of-way in favor of Duke Power Company recorded in Book 1508, Page 24.

10.       Easement(s) or right(s)-of-way in favor of Duke Power Company recorded in Book 1921, Page 467.

11.       Easement(s) or right(s)-of-way in favor of the City of Gastonia recorded in Book 1746, Page 269.

12.       Subject to rights of tenants and residents only under unrecorded leases and/or agreements with no purchase options or rights of first refusal.

13.       Matters that would be shown on a current accurate ALTA/NSPS survey.

Morningside of Raleigh

EXHIBIT B-3

PERMITTED ENCUMBRANCES

1.              The lien of all taxes for the year 2016 and thereafter, which are not yet due and payable.

2.              Building restriction lines, easements, and any other matters shown on map or plat recorded in Book of Maps 1990, Page 921; Book of Maps 1992, Page 302; Book of Maps 1992, Page 459; Book of Maps 1983, Page 149 and Book of Maps 1990, Page 1414, Wake County Registry.

3.              Easements in favor of Carolina Power & Light Company (n/k/a Progress Energy Carolina, Inc.) recorded in Book 844, Page 72 and Book 4821, Page 706.

4.              Deed of Easement in favor of City of Raleigh recorded in Book 2586, Page 605 (see also Book of Maps 1983, Page 149), Wake County Registry.  Exception is hereby taken to the full legal width of the right-of-way of Wade Avenue.

5.              Subject to rights of tenants and residents only under unrecorded leases and/or agreements with no purchase options or rights of first refusal.

6.              Matters that would be shown on a current accurate ALTA/NSPS survey.

Sweetgrass Court

EXHIBIT B-4

PERMITTED ENCUMBRANCES

1.              Subject to rights of tenants and residents only under unrecorded leases and/or agreements with no purchase options or rights of first refusal.

2.              Matters that would be shown on a current accurate ALTA/NSPS survey.

3.              Taxes and assessments for the year 2016, a lien not yet due and payable, and subsequent years.

4.              Any taxes assessed under the rollback provisions of Section 12-43-220 (D-4) South Carolina Code of Laws 1976, as amended, and any penalties and interest, due to any change in the land usage or loss of exemption.

5.              The following matters as shown on plat of survey recorded in Plat Book CH, Page 141 Charleston County Registry (A) sixty (60) foot private drainage easement (will not be maintained by the town of Mt. Pleasant); (B) Note on plat reads “Subject to drainage requirements on Queensborough Plat, all parcels shall retain their own storm water runoff within the limits of the parcel or certified in accordance with the master plan” And “Sanitary sewer and water will be provided by the Mt Pleasant Water Works and Sewer Commission at the owner’s expense.”; (C) ROW of Anna Knapp Blvd. Extension.

6.              Easements granted by Grant of Easement by East Bay Co Ltd To Clare Bridge of Charleston LLC dated January 1997 and recorded in Book S-280, Page 162 and re-recorded in Book S-281, Page 739 Charleston County Registry. [As to Easement No. One]

7.              Easements granted by Grant of Water Line Easement by East Bay Co Ltd To Clare Bridge of Charleston LLC dated April 11 1997 and recorded on April 29 1997 in Book J-283, Page 616 Charleston County Registry. [As to Easement No. Two]

8.              Grant of Perpetual Easements to Mount Pleasant Waterworks, dated May 21, 1998 and recorded June 16, 1998, in Book Y304, Page 255 Charleston County Registry.

9.              Water Contract by and between Commissioners of Public Works of the Town of Mount Pleasant South Carolina and East Bay Co Ltd., dated December 10, 1990 and recorded December 26, 1990 in Book F-199, Page 495 Charleston County Registry, and Sewer Contract recorded in Book F-199, Page 552 Charleston County Registry.

10.       Easements to South Carolina Electric Gas Company recorded in Book H-126, Page 18 Charleston County Registry.

Sweetgrass Village

EXHIBIT B-5

PERMITTED ENCUMBRANCES

1.              Subject to rights of tenants and residents only under unrecorded leases and/or agreements with no purchase options or rights of first refusal.

2.              Matters that would be shown on a current accurate ALTA/NSPS survey.

3.              Taxes and assessments for the year 2016, not yet due and payable, and subsequent years.

4.              Twenty-five (25) foot building restriction line(s), and fifteen (15) foot utility easement disclosed on plat recorded in Plat Book EC, at Page 543, Charleston County Registry, as shown on survey referenced below, as to Easement Parcel.

5.              Easement(s) to South Carolina Electric & Gas Company recorded in Book X115, Page 28; Book U93, Page 383; Book P87, Page 62; Book Z319, Page 409; Charleston County Registry.

6.              Title to Water Systems and Grants of Easements by and between Mt. Pleasant Assisted Living Retirement Community, LLC and Mount Pleasant Waterworks, dated April 7, 1999 and recorded in Book M331, Page 853, Charleston County Registry.

7.              Easement(s) to Bellsouth Telecommunications, Inc. recorded in Book L325, Page 56, Charleston County Registry.

8.              Deed of Easement by and between Heritage Village Horizontal Property Regime and Mt. Pleasant Assisted Living Retirement Community, LLC recorded in Book D311, Page 425, Charleston County Registry.

Morningside of Paris

EXHIBIT B-6

PERMITTED ENCUMBRANCES

1.              Subject to rights of tenants and residents only under unrecorded leases and/or agreements with no purchase options or rights of first refusal.

2.              Matters that would be shown on a current accurate ALTA/NSPS survey.

3.              City of Paris and Henry County taxes for the year 2016, liens, not yet due and payable.

4.              Building lines and easements of record in Plat Cabinet C, Slide 94; Plat Cabinet D, Slide 21; and Plat Cabinet E, Slide 171, in the Register’s Office of Henry County, Tennessee.

5.              Twenty foot sanitary sewer easement recorded in Deed Book 180, Page 390, in the aforesaid Register’s Office.

6.              Slope Construction Easement recorded in Deed Book 205, Page 189, in the aforesaid Register’s Office.

7.              Bulk Rate Agreement for Cable Television Service recorded in Deed Book 257, Page 719, in the aforesaid Register’s Office.

8.              Declaration of Restrictive Covenants of Paris Harbor Estates of record in Deed Book 255, Page 305, together with unrecorded Bylaws of Paris Harbor Estates Owners Association, as amended by Amendment to Restrictive Covenants Relative to Paris Harbor Estates recorded in Book 298, Page 753, in the aforesaid Register’s Office.

9.              Encroachment of building over the twenty foot sanitary sewer easement recorded in Deed Book 180, Page 390, in the aforesaid Register’s Office.

Morningside of Williamsburg

EXHIBIT B-7

PERMITTED ENCUMBRANCES

1.              Subject to rights of tenants and residents only under unrecorded leases and/or agreements with no purchase options or rights of first refusal

2.              Matters that would be shown on a current accurate ALTA/NSPS survey.

3.              Taxes subsequent to December 31, 2015, not yet due and payable, and in addition thereto, possible supplemental taxes due to recent improvements, if any, to the premises.

4.              Notes and matters shown on the Plat of Survey entitled “Plat of Parcel 8, Being A Subdivision of Busch Corporate Center-Williamsburg, James City County, Virginia,” prepared by Langley and McDonald, P.C., dated October 29, 1996, and recorded in Plat Book 66, Page 45, including the following:

a.              15’ building setback line from easterly and westerly lot lines; and 35’ building setback line from northerly and southerly lot lines;

b.              50’ Greenbelt buffer along the northerly lot line; and

c.               30’ “HRSE” (Hampton Roads Sanitary Easement) easement along northerly lot line.

5.              Terms, provisions, restrictions, easements, conditions (except Article 3, Section 9 which has expired by its terms) , assessments and liens of assessments in Declaration of Covenants and Restrictions dated June 14, 1976, recorded June, 16, 1976, in Deed Book 169, Page 135, as amended by Amendment to Declaration of Covenants and Restrictions dated November 27, 1978, recorded November 30, 1978, in Deed Book 191, Page 28.

6.              Easement granted to Hampton Roads Sanitation District by Deed of Easement dated June 25,1984, recorded June 28, 1984, in Deed Book 250, Page 358.

7.              Easements retained by Busch Properties, Inc., in Deed to Williamsburg Assisted Living Retirement Community, LLC, dated April 14, 1997, recorded April 16, 1997, as Instrument No. 970005834.

8.              Easement granted to Virginia Electric and Power Company by Right of way Agreement dated January 20, 1998, recorded February 23, 1998, as Instrument Number 980003044, and shown on the Survey.

9.              Easement granted to City of Newport News by Deed of Easement for Water Pipeline dated April 2, 1999, recorded June 4, 1999, as Instrument No. 990011984, and shown on the Survey.

Exhibit C

Forms of Deed

[See attached copies.]

Form of North Carolina Deed

[                             , NC]

APN:

Prepared out of state by and when recorded return to:

STATE OF NORTH CAROLINA

COUNTY OF

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED (this “Deed”) is made as of                     2016, by (i) MORNINGSIDE OF [•], LLC, a Delaware limited liability company (“Grantor”), with a mailing address c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458, to (ii) [•], a [•] (“Grantee”), with a mailing address c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

W I T N E S S E T H :

That Grantor, for a valuable consideration paid by Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto Grantee, in fee simple, all that certain property situated in                 County, North Carolina and more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”).

TO HAVE AND TO HOLD the Property, with all improvements thereon, and all privileges and appurtenances thereto belonging to Grantee in fee simple.

And Grantor covenants with Grantee, that Grantor is seized of the Property in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, and that Grantor will warrant and defend the title against the lawful claims of all persons whomsoever made by, through or under Grantor, but not otherwise, and except for the exceptions hereinafter stated.  Title to the Property hereinabove described is subject to the following exceptions:  easements, restrictions, and rights of way of record, and the lien of 2016 ad valorem taxes not yet due and payable.

ii

IN WITNESS WHEREOF, Grantor has executed this Deed as of the day, month and year first hereinabove written.

GRANTOR:

MORNINGSIDE OF [•], LLC,
a Delaware limited liability company

By:
Bruce J. Mackey Jr.
President

COMMONWEALTH OF MASSACHUSETTS	)
)
COUNTY OF MIDDLESEX	)

I, a Notary Public of the County and State aforesaid, certify that Bruce J. Mackey Jr. personally appeared before me this day and acknowledged that he is the President of Morningside of [•], LLC, a Maryland limited liability company, and that by authority duly given and as the act of said limited liability company, he, being authorized to do so, executed the foregoing instrument on behalf of said limited liability company.

Witness my hand and official stamp or seal, this                    day of                   , 2016.

NOTARY PUBLIC

My commission expires:

iii

EXHIBIT A

LEGAL DESCRIPTION

(See attached copy.)

Form of South Carolina Deed

Insert recording information above

STATE OF SOUTH CAROLINA
COUNTY OF CHARLESTON	Sweetgrass [Court/Village], Mt. Pleasant, SC

AFTER RECORDING RETURN TO:

LIMITED WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS, that FIVE STAR QUALITY CARE — OBX OWNER, LLC, a Maryland limited liability company (“Grantor”), having a place of business and mailing address c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458, for and in consideration of $5.00 and other valuable consideration paid by [•], a [•] (“Grantee”), having a place of business and mailing address c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, in the State aforesaid (the receipt whereof is hereby acknowledged), has granted, bargained, sold and released, and by these presents does grant, bargain, sell and release, unto Grantee, its successors and assigns forever, all of its undivided interest in and to:

All that certain real property more particularly described in Exhibit A attached hereto, incorporated herein by reference, and made a part hereof (the “Premises”).

Derivation:  This being the same property conveyed to Grantor by the deed recorded with the Register of Deeds for Charleston County in Deed Book                 , Page                 .

TMS#

GRANTEE’S MAILING ADDRESS:  For the purpose of this instrument, the mailing address of Grantee is:

Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458

TOGETHER WITH all and singular the Rights, Members, Hereditaments and Appurtenances to the said Premises belonging, or in anywise incident or appertaining, and all the estate and rights of the Grantor in and to said Premises, including all improvements thereon.

TO HAVE AND TO HOLD all and singular the Premises before mentioned unto the said Grantee, its successors and assigns, forever.

And said Grantor does hereby bind Grantor and Grantor’s successors and assigns to warrant and forever defend all and singular the said Premises unto the said Grantee, its successors and assigns, against Grantor and Grantor’s successors and assigns and against every person claiming by or through Grantor, but not otherwise.

[Remainder of page intentionally left blank; Signature page follows]

3

WITNESS Grantor’s hand and seal as of                            , 2016.

GRANTOR:

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:	FIVE STAR QUALITY CARE OBX-OWNER, LLC, a Maryland limited liability company

By:
Print Name:	Bruce J. Mackey Jr.
President

Print Name:

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF MIDDLESEX

On                                      , 2016, before me, the undersigned notary public, personally appeared Bruce J. Mackey Jr., as President of Five Star Quality Care OBX-Owner, LLC, a Maryland limited liability company, proved to me through satisfactory evidence of identification, which was personal knowledge of identity (state form of identification or state that the signer is personally known to the notary), to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose in his capacity as President of said limited liability company.

(affix official signature and seal of notary)

[Signature Page: Special Warranty Deed – Sweetgrass [Court/Village], SC]

EXHIBIT A

LEGAL DESCRIPTION

(See attached copy.)

[Signature Page: Special Warranty Deed – Sweetgrass [Court/Village], SC]

Form of Tennessee Deed

This Document Prepared By and

After Recordation, Return To:

Attn:

Transfer Tax Due:  $

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF MIDDLESEX

SPECIAL WARRANTY DEED

[350 Volunteer Drive, Paris, Tennessee]

THIS SPECIAL WARRANTY DEED (this “Deed”) is made as of                        , 2016, from MORNINGSIDE OF PARIS, LLC, a Delaware limited liability company (“Grantor”), successor by conversion from Morningside of Paris, L.P., a Delaware limited partnership, having its tax mailing address at 400 Centre Street, Newton, Massachusetts 02458, to [•], a [•] (“Grantee”), having its tax mailing address at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 (the words “Grantor” and “Grantee” to include their respective heirs, successors, legal representatives and assigns where the context permits or requires).

W I T N E S S E T H:

GRANTOR, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other valuable consideration in hand paid at and before the sealing and delivery of these presents, the receipt, adequacy and sufficiency whereof are hereby acknowledged, does by these presents forever grant, sell and convey all of its right, title and interest in and to:

ALL THE TRACT(S) OR PARCEL(S) OF LAND being more particularly described on Exhibit A attached hereto and by this reference made a part hereof  (hereinafter referred to as the “Property”) together with any and all interest of Grantor in all buildings and other improvements located at the Property.

TO HAVE AND TO HOLD said Property with all buildings and other improvements thereon belonging unto Grantee, its heirs and assigns, in fee simple, forever.

GRANTOR COVENANTS with Grantee and binds itself, its heirs and assigns, to warrant and forever defend the title thereto of said Property to Grantee, its heirs and assigns, against the lawful claims and demands of all persons or parties claiming by, through or under Grantor but no other, subject to all matters of record to the extent in force and applicable to the Property.

IN WITNESS WHEREOF, Grantor has signed and sealed this Deed as of the day and year first above written.

GRANTOR:

MORNINGSIDE OF PARIS, LLC,
a Delaware limited liability company

By:
Bruce J. Mackey Jr.
President

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF MIDDLESEX

Before me,                                  , of the State and County aforesaid, personally appeared Bruce J. Mackey Jr. with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the President of Morningside of Paris, LLC, a Delaware limited liability company, and that he, on behalf of said entity executed the foregoing instrument for the purpose therein contained.

Witness my hand and seal,                                  , 2016.

NOTARY PUBLIC
My Commission Expires:

(NOTARY SEAL)

[Signature Page: Special Warranty Deed — Paris, TN]

Address of Grantee and

Send Tax Bills To:

Map Parcel Number(s):

This is (X) improved (  ) unimproved property known as:  350 Volunteer Drive, Paris, ennessee 38242.

I hereby swear or affirm that to the best of affiant’s knowledge, information, and belief, the actual consideration for this transaction is:  $                             .

Name:
Its:

Subscribed and sworn to before me                                , 2016.

Notary Public
My Commission Expires:

(NOTARIAL SEAL)

EXHIBIT A

LEGAL DESCRIPTION

(See attached copy.)

[Signature Page: Special Warranty Deed – Paris, TN]

Form of Virginia Deed

SPECIAL WARRANTY DEED

PREPARED BY:

CONSIDERATION:     $

TAX MAP NO:                    (50-2) (01-0-0082)

THIS SPECIAL WARRANTY DEED (this “Deed”) is made as of                   , 2016 by MORNINGSIDE OF WILLIAMSBURG, LLC, a Delaware limited liability company (“Grantor”), successor by merger with Morningside Holdings of Williamsburg, LLC, whose address is 400 Centre Street, Newton, Massachusetts 02458, for the benefit of [•], a [•] (“Grantee”), whose address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

W I T N E S S E T H :

That, for and in consideration of the sum of Ten and no/100 Dollars ($10.00) cash in hand paid and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Grantor does hereby grant and convey unto Grantee, with Special Warranty, the property situated in James City County, Virginia and more fully described on Exhibit A attached hereto and by this reference made a party hereof, together with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining and all buildings and other improvements and fixtures located thereon.

This conveyance is subject to all easements, rights-of-way, declarations, covenants, conditions, restrictions, and other matters of record to the extent in force and applicable to the above property.

To have and to hold the same in fee simple forever.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, Grantor has caused this Deed to be executed as of the date first above written.

GRANTOR:

MORNINGSIDE OF WILLIAMSBURG, LLC,
a Delaware limited liability company

By:
Bruce J. Mackey Jr.
President

COMMONWEALTH OF MASSACHUSETTS	)
) ss.

COUNTY OF MIDDLESEX	)

On                           , 2016, before me, the undersigned notary public, personally appeared Bruce J. Mackey Jr. (name of document signer), proved to me through satisfactory evidence of identification, which was personal knowledge, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Signature of Notary
My Commission Expires:

[Signature Page: Special Warranty Deed — Williamsburg, VA]

EXHIBIT A

LEGAL DESCRIPTION

(See attached copy.)

Exhibit D

Form of Bill of Sale and Assignment and Assumption Agreement

[See attached copy.]

GENERAL BILL OF SALE AND
ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS GENERAL BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of June      , 2016, by and between                              , LLC, a [Maryland][Delaware] limited liability company (the “Grantor”), and [•], a [•] (the “Grantee”).

W I T N E S S E T H:

WHEREAS, the Grantor and the Grantee (as successor by assignment from Senior Housing Properties Trust) are parties to that certain Purchase and Sale Agreement of even date herewith, by and among the Grantor, certain affiliates of the Grantor, and the Grantee (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, the Grantor has conveyed to the Grantee the senior living facility known as                                 and having an address at                                (the “Facility”); and

WHEREAS, pursuant to the Purchase Agreement, the Grantor has agreed to convey to the Grantee certain property related to the ownership of the Facility;

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Grantor and the Grantee hereby agree as follows:

1.                                      The Grantor does hereby grant, bargain, sell, assign, transfer, deliver and convey unto the Grantee, all of the Grantor’s right, title and interest in and to all of the following (collectively, the “Transferred Assets”): (a) all furniture, fixtures, equipment, machinery, tools, appliances and other tangible personal property owned by the Grantor and located at, and used in connection with the ownership (as opposed to the operation) of, the Facility (collectively, the “Personal Property”); (b) all assignable warranties or guaranties, if any, presently in effect from contractors, suppliers or manufacturers of the Personal Property or the buildings or other improvements installed in, or used in connection with, the Facility; (c) all contracts and agreements to which the Grantor is a party relating to the ownership (as opposed to the operation) of the Facility; provided, however, in no event shall such contracts or agreements include any resident agreements or other agreements or arrangements for the use or occupancy of any units, beds or other facilities provided, meals served, goods sold or services provided, in each case, on or at the Facility, or any portion thereof, or in connection with the operation of the Facility; (d) all transferable licenses, permits, consents, authorizations, approvals, registrations and certificates issued by any governmental authority which are held by the Grantor with respect to the ownership (as opposed to the operation) of the Facility; and (e) plans, specifications, drawings, surveys, third party reports and similar items, in each case relating to the ownership (as opposed to the operation) of the Facility.

2.                                      The Grantee hereby assumes and agrees to observe and perform all of the covenants, conditions and agreements to be performed on the part of the Grantor under or with respect to the Transferred Assets on and after the date hereof.

3.                                      The Grantor agrees to indemnify and hold harmless the Grantee from and against any and all obligations, claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) directly or indirectly arising out of or related to any of the Transferred Assets prior to the date hereof.

4.                                      The Grantee agrees to indemnify and hold harmless the Grantor from and against any and all obligations, claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) directly or indirectly arising out of or related to any of the Transferred Assets on and after the date hereof.

5.                                      This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

6.                                      This agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts.

7.                                      This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.                                      [THE [AMENDED AND RESTATED] DECLARATION OF TRUST ESTABLISHING THE GRANTEE, DATED [•], AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE GRANTEE SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE GRANTEE.  ALL PERSONS DEALING WITH THE GRANTEE IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE GRANTEE FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.]

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Grantor and the Grantee have caused this Agreement to be duly executed under seal as of the date first written above.

GRANTOR:

, LLC,
a [Maryland][Delaware] limited liability company

By:
Bruce J. Mackey Jr.
President

GRANTEE:

[•],
a [•]

By:
David J. Hegarty
President

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